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                                                                    EXHIBIT 10.1

                              eVENTURES GROUP, INC.
                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into effective as of the 5th day of December, 2000, by and among eVENTURES GROUP, INC., a Delaware corporation (the "Company"), and the persons and entities signatories hereto (collectively, the "Stockholders"), as holders of (i) shares of common stock, par value $0.00002 per share, of the Company ("Common Stock") and (ii) shares of Series D Convertible Preferred Stock, par value $0.00002 per share, of the Company ("Preferred Stock").

                                   WITNESSETH:

         WHEREAS, the Company and the Stockholders have entered into that certain Subscription Agreement dated as of December __, 2000 (the "Subscription Agreement"), pursuant to which the Stockholders acquired shares of Common Stock and Preferred Stock in the amounts set forth on Schedule I hereto (the shares of Common Stock acquired by such Stockholders are referred to herein as the "Common Shares" and the shares of Preferred Stock acquired by such Stockholders are referred to herein as the "Preferred Shares"); and

         WHEREAS, in connection with the Subscription Agreement, the parties have agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and in the Subscription Agreement, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

               1. DEFINITIONS.

               "Act" shall mean the Securities Act of 1933, as amended or any successor Federal statute.

               "Effectiveness Target Date" means January 1, 2002.

               "Filing Date" means October 31, 2001.

               "Holder" shall mean any Stockholder or Qualified Transferee holding Registrable Shares.

               "Prospectus" shall mean the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.



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               "Registrable Shares" shall mean, at any time, and with respect to any Stockholder or Qualified Transferee (as defined in Section 9(g) below), any Restricted Securities held by such Stockholder or Qualified Transferee. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares (1) when such Registrable Shares have been registered under the Act, the Registration Statement in connection therewith has been declared effective by the SEC and they have been disposed of pursuant to and in the manner described in such effective Registration Statement, (2) when such Registrable Shares are sold or distributed pursuant to Rule 144, (3) when such Registrable Shares have ceased to be outstanding, or (4) when such Registrable Shares have been transferred to a person or entity other than a Qualified Transferee.

               "Registration Statement" shall mean any registration statement of the Company which covers any of the Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus (as defined below) contained therein, all exhibits thereto and all material incorporated by reference therein.

               "Restricted Securities" shall mean, at any time and with respect to any Stockholder or Qualified Transferee, the Common Shares and any Common Stock received on or with respect to any of the Preferred Shares, including Common Stock received by way of stock split or stock dividend or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, which are held by such Stockholder or Qualified Transferee and which theretofor have not been sold to the public pursuant to a Registration Statement or transferred pursuant to Rule 144.

               "Rule 144" shall mean Rule 144 promulgated under the Act or any successor or similar rule thereto, as may be enacted by the SEC from time to time.

               "SEC" shall mean the Securities and Exchange Commission or any successor agency thereto.

               2. SHELF REGISTRATION.

               (a) Form S-3 Eligibility. The Company hereby covenants and agrees that it shall use commercially reasonable efforts to prepare and file all such filings in a timely manner and otherwise as required by the Act, the Exchange Act and the rules and regulations promulgated under the Act and the Exchange Act, from the date hereof and throughout the term of this Agreement and otherwise use its commercially reasonable efforts to qualify for registration on Form S-3 under the Act or any comparable successor form.

               (b) Obligation to File. The Company agrees to file with the SEC, as soon as practicable, but in no event later than the Filing Date, a Registration Statement for a resale offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Act covering all of the Registrable Shares (the "Shelf Registration"). The Shelf Registration shall be on Form S-3 under the Act or another appropriate form permitting registration of such Registrable Shares for resale by the Holders of Registrable Shares in the manner or manners



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designated by them. The Company shall use its commercially reasonable efforts to cause the Shelf Registration to be declared effective pursuant to the Act as promptly as practicable following the filing thereof, but in no event later than the Effectiveness Target Date, and to keep the Shelf Registration continuously effective under the Act during the term of this Registration Rights Agreement, or such shorter period ending upon the earlier of (1) when all Registrable
Shares covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or pursuant to Rule 144 promulgated under the Act, (2) when there ceases to be outstanding any Registrable Shares or (3) on the second anniversary of the Effectiveness Target Date (the "Effectiveness Period").

               (c) Maintenance of Effectiveness. The Company shall use its commercially reasonable efforts to keep the Shelf Registration continuously effective for the Effectiveness Period, by supplementing and amending the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Act or if reasonably requested by Holders of Registrable Shares covered by such Registration Statement.

               (d) Certain Limitations on Sales. Notwithstanding anything to the contrary in (b) or (c) above, the Company may, by delivering written notice to the Holders of Registrable Shares, prohibit offers and sales of Registrable Shares pursuant to the Shelf Registration until a date not later than 90 days after the date of such notice if (i) the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such Registration Statement (but which public disclosure would not be required if offers and sales were not made pursuant to such Registration Statement), and the Company determines in good faith that such disclosure would be materially adverse to the Company and its stockholders (provided, however, that upon the public disclosure by the Company of the negotiations or business activities described above, the suspension of the use of the Shelf Registration pursuant to this Section 2(d) shall cease and the Company shall promptly notify Holders of Registrable Shares that dispositions of Registrable Shares may be resumed) or (ii) the Company is required to file a post effective amendment to such Shelf Registration. In no event may the Company prohibit offers and sales of Registrable Shares pursuant to the Shelf Registration (i) for a period of more than 90 days following the delivery by the Company of the notice provided for in the first sentence of this Section 2(d) or
(ii) more than twice in any 12-month period.

               3. PIGGYBACK REGISTRATIONS.

               (a) Right to Piggyback. If the Company proposes to register any of its securities under the Act (other than pursuant to (i) a registration solely in connection with an employee benefit or stock ownership plan on Form S-8 or any comparable or successor form, (ii) a registration solely in connection with an acquisition consummated in a manner which would permit registration of such securities to the public on Form S-4 or any comparable or successor form or (iii) a Shelf Registration for use solely in connection with future acquisitions), and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company will give prompt written notice to all Holders of Registrable Shares of its intention to effect such a registration (each a "Piggyback Notice"). Subject to
Section 3(b)



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below, the Company will include in such registration all Registrable Shares that
Holders of Registrable Shares request the Company to include in such registration by written notice given to the Company within twenty (20) days after the date of sending of the Piggyback Notice.

               (b) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriter or underwriters for such offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, the Registrable Shares and the other securities of the Company with piggyback registration rights that are pari passu with the rights of the Holders requested to be included in such registration, pro rata among the Holders of such Registrable Shares and the holders of such other securities on the basis of the number of shares owned by each such Holder or holder, and (iii) third, other securities requested to be included in such registration.

               (c) Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities held solely by other shareholders of the Company's securities and the managing underwriter or underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the persons (as defined below) initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the persons requesting such registration, (ii) second (subject to Section 2(a)(iv) of that certain Registration Rights Agreement dated September 22, 1999 between the Company and the persons listed on Schedule I thereto, provided that such Section has not been waived with respect to any other persons or entities who desire to participate in such registration), the Registrable Shares and other securities of the Company with piggyback registration rights that are pari passu with the Holders requested to be included in such registration, pro rata among the Holders of such Registrable Shares and the holders of such other securities on the basis of the number of shares owned by each such Holder or holder and (iii) third (subject to Section 2(a)(iv) of that certain Registration Rights Agreement dated September 22, 1999 between the Company and the persons listed on Schedule I thereto, provided that such Section has not been waived with respect to any other persons or entities who desire to participate in such registration), other securities requested to be included in such registration.

               4. REGISTRATION PROCEDURES.

               Whenever Registrable Shares have been registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of distribution thereof and will as expeditiously as possible:

                  (i) Prepare and file with the Commission a Registration Statement with respect to such Registrable Shares on any appropriate form under the Act, which form shall be selected by the Company and shall be available for the sale of Registrable



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         Shares in accordance with the intended method or methods of distribution thereof and use its commercially reasonable efforts to cause such Registration Statement to become effective;

                  (ii) Prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus used in connection therewith (and to file the Prospectus, as so supplemented, under Rule 424 under the Act, if required) as may be necessary to keep such Registration Statement effective (A) for a period of up to six (6) months (with respect to Piggyback Registrations) or (B) during the Effectiveness Period (with respect to the Shelf Registration), and comply with the provisions of the Act with respect to the disposition of all securities included in such Registration Statement during such period in accordance with the intended methods of distribution by the selling Holders thereof set forth in such Registration Statement or supplement to such Prospectus;

                  (iii) Furnish to each selling Holder of Registrable Shares such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such selling Holder, the Company consents to the use of the Prospectus and any amendment or supplement thereto by a seller of Registrable Shares and the underwriters, if any, in connection with the offering and sale of the Registrable Shares covered by the Prospectus and any amendment or supplement thereto;

                  (iv) Notify the selling Holders of Registrable Shares and the managing underwriter or underwriters, if any, promptly and (if requested by any such Stockholder) confirm such advice in writing, (A) when a Prospectus, including any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (v) Use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or "blue sky" laws of such jurisdictions as any selling Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling Holder to consummate



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         the disposition in such jurisdictions of the Registrable Shares owned by such selling Holder, provided that the Company will not be required
         (A) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
         (B) to subject itself to taxation in any such jurisdiction, or (C) to consent to general service of process in any such jurisdiction;

                  (vi) Notify each selling Holder of such Registrable Shares, at any time when a Prospectus relating thereto is required to be delivered under the Act, of the happening of any event referred to in clause
         (iv)(E) of this Section 4, and, at the request of any such seller, prepare a supplement to such Prospectus or a post-effective amendment to such Registration Statement and furnish to each seller of Registrable Shares a reasonable number of copies of such supplement or amendment so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vii) Use its commercially reasonable efforts to cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

                  (viii) Provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement and thereafter maintain such transfer agent and registrar;

                  (ix) Cooperate with each seller of Registrable Shares and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to the Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Shares are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and in such denominations and registered in such names as each seller of Registrable Shares or the managing underwriters, if any, may request at least two Business Days prior to the sale of Registrable Shares pursuant to the Registration Statement;

                  (x) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of
         Section 11(a) of the Act and Rule 158 thereunder;

                  (xi) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Shares



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         included in such registration statement for sale in any jurisdiction, the Company will use its commercially reasonable efforts promptly to obtain the withdrawal of such order; and

                  (xii) Take all other steps reasonably necessary to effect the registration of the Registrable Shares contemplated hereby.

Notwithstanding anything set forth herein, the Company shall be entitled to withdraw a Registration Statement in its sole and exclusive discretion at any time prior to its becoming effective.

               5. REGISTRATION EXPENSES.

               (a) Definition. The term "Registration Expenses" means any expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, listing fees, fees and expenses of compliance with securities or "blue sky" laws, printing expenses, messenger and delivery expenses, internal expenses, the fees and expenses of counsel for the Company (including the reasonable fees and expenses of one counsel to all of the Holders of the Registrable Shares included in such registration) and all independent certified public accountants, underwriting fees and expenses (excluding discounts and commissions attributable to the Registrable Shares, which shall be paid by the selling Holders out of the proceeds of the offering) and the fees and expenses of any other persons (as defined below) retained by the Company. For purposes of this Agreement, the term "person" shall be construed as broadly as possible and shall include an individual or natural person, a partnership (including a limited liability partnership), a company, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated entity and a governmental authority.

               (b) Payment. The Company shall pay the Registration Expenses in connection with any and all Shelf and Piggyback Registrations.

               6. INDEMNIFICATION.

               (a) Indemnification by the Company. The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Shares, such Holder's general and limited partners, officers and directors and each person who controls such Holder (within the meaning of the Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein.

               (b) Indemnification by Holders. In connection with any Registration Statement in which a Holder of Registrable Shares is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent



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permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any written information or affidavit so furnished in writing by such Holder; provided, that the obligation to indemnify will be individual to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Shares pursuant to such registration statement.

               (c) Notice; Defense of Claims. Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that the failure to so notify the indemnifying party shall not relieve the indemnifying party of any liability that it may have to the indemnified party hereunder (except to the extent that the indemnifying party is materially prejudiced by reason of such failure) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one special and one local counsel for all parties indemnified by such indemnifying party with respect to such claim.

               (d) Contribution. If the indemnification provided for in this
Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Registrable Shares or
(ii) if the allocation provided for by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation to contribute will be individual to each Holder of Registrable Shares and will be limited to the amount by which the net amount of proceeds received by such Holder from the sale of Registrable Shares exceeds the amount of



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losses, liabilities, damages, and expenses which such Holder has otherwise been required to pay by reason of such statements or omissions.

               (e) Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

               (f) Underwriting Agreement. To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the provisions of this Section 6, and the Holder indemnifying or seeking indemnification is a party thereto, the provisions contained in the underwriting agreement shall control.

               (g) Non-exclusivity. The obligations of the Company under this
Section 6 shall be in addition to any liability which the Company may otherwise have to any indemnified person under this Section 6 and shall be in addition to any liability which such indemnified person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

               No person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no Holder of Registrable Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder, such Holder's title to its Registrable Shares and such Holder's intended method of distribution, and (iii) if requested by the managing underwriter or underwriters or the Demanding Persons (as defined in the Registration Rights Agreement, dated as of September 22, 1999, among the Company and the persons and entities set forth on Schedule 1 thereto), agrees not to sell Registrable Shares or other securities held by such Holder in any transaction other than pursuant to such underwriting for such period following the effective date of the registration statement relating to such underwriting for such period as is determined by either the Board of Directors or the Demanding Persons.

               8. STOCKHOLDER LOCK-UP; AGREEMENT NOT TO SELL.

               Prior to the Effectiveness Target Date, no Holder of Registrable Shares may (i) make any public sale of Registrable Shares (pursuant to a Registration Statement, Rule 144 or otherwise), (ii) engage in short sales or hedging transactions with respect to the Registrable Shares or (iii) pledge or otherwise encumber any Registrable Shares; provided, however, that




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nothing herein shall prevent any Holder (a) that is a partnership or corporation from making a distribution of Registrable Shares to the partners or shareholders thereof that are otherwise in compliance with applicable securities laws, so long as such permitted distributees agree to be bound by the terms and conditions of this Section 8; (b) that desires to sell any Registrable Shares in a private transaction in compliance with applicable securities laws from consummating such a sale so long as the purchaser in any private sale agrees in writing to be bound by the restrictions set forth in this Section 8; or (c) that is an individual, from making a transfer of Registrable Shares by gift, will or the laws of descent and distribution, subject to the restrictions set forth in this Section 8; provided further that nothing herein shall prevent any Holder from including Registrable Shares in a Piggyback Registration under the terms and conditions set forth in Section 3 above.

               9. MISCELLANEOUS.

               (a) Information and Reporting.

                  (i) The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of any Stockholder, provide in writing to such Stockholder and to any prospective transferee of the Registrable Shares of such Stockholder the information concerning the Company described in Rule 144A(d)(4) or any successor rule under the Act ("Rule 144A Information"). The Company's obligations under this Section 9(a)(i) shall at all times be contingent upon receipt from the prospective transferee of Registrable Shares of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Registrable Shares.

                  (ii) The Company shall use its commercially reasonable efforts to timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company shall use its commercially reasonable efforts to timely file such information, documents and reports which a corporation, partnership or other entity subject to Section 13 or 15(d) (whichever is applicable) of the Exchange Act is required to file. The Company shall promptly upon request furnish any Holder of Registrable Shares (a) a written statement by the Company that it has complied with the reporting requirements of Section 13 or 15(d) of the Exchange Act,
         (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Shares without registration under the Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 9(a)(ii) are to enable any such Holder to comply with the current public information requirement contained in paragraph (c) of Rule 144, should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Act in reliance upon Rule 144 (or any other similar exemptive provision), and to qualify the Company for the use of registration statements on Form S-3. In addition, the Company shall take




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         such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its commercially reasonable efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

               (b) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Shares in this Agreement, provided, however, that other purchasers of Preferred Stock from the Company may become Holders and parties to this Agreement by executing and delivering to the Company a signature page to this Agreement.

               (c) Adjustments Affecting Registrable Shares. The Company will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement.

               (d) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed effectively given when delivered personally or by facsimile transmission or by overnight delivery service or 72 hours after being mailed by first class certified or registered mail, return receipt requested, postage prepaid:

                  (i) If to the Company, c/o Stuart Chasanoff, 300 Crescent Court, Suite 800, Dallas, Texas 75201, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders with a copy to (which shall not constitute notice): Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201, Attention: Michael A. Saslaw, Esq. (Fax: 214-746-7777).

                  (ii) If to a Stockholder, to it at its address as set forth in the Subscription Agreement, or at such other address or addresses as may have been furnished in writing by such Stockholder.

               (e) Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

               (f) Amendments and Waivers. Except as otherwise provided herein, no amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing signed by the Company and the Holders of two-thirds of the shares of Registrable Shares; provided that no amendment may be made to Sections 8 that adversely affects the rights of the Holders or to this Section 9(f) unless agreed upon by the Company and the Holders of all the Registrable Shares, and that provided that that no amendment that materially and adversely affects the rights of any Holder shall be made without the consent of such Holder.

               (g) Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares pursuant to this Agreement may be assigned (but only with all related obligations) by a Stockholder to any transferee (a "Qualified Transferee") that is an Affiliate (as defined below) or, if not an Affiliate, acquires from a Stockholder either (i) 100,000 or more Registrable Shares or (ii) if less than 100,000 Registrable Shares are owned by a Stockholder at the time of a transfer, all of the Registrable Shares owned by such Stockholder, in either case in connection with the permitted transfer of Registrable Shares. Such assignment shall not affect the rights of Holders hereunder which shall remain in full force in accordance with the terms hereof. Any transferring Stockholder shall provide the Company with prior written notice of such transfer(s)/assignment(s); provided, however, that the failure to provide such notice shall not be deemed to preclude assignment hereunder. For purposes of this Section 9(h), an "Affiliate" shall mean (i) a person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, a Stockholder or (ii) if a Stockholder is a partnership, a partner, retired partner, or estate of a partner or retired partner, of such partnership, so long as such any transfer or recertification of Registrable Shares is in accordance with the transferee's interest in such partnership and is without consideration.

               (h) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               (i) Entire Agreement. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter.

               (j) Headings. The headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

               (k) Governing Law. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

               (l) Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

               (m) Counterparts. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.


                                        COMPANY:

                                        eVENTURES GROUP, INC.


                                        By: /s/ Barrett Wissman
                                           ------------------------------------
                                        Name:   Barrett Wissman
                                             ----------------------------------
                                        Title:  President
                                              ---------------------------------

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

                  [SIGNATURE PAGE FOR EACH STOCKHOLDER FOLLOWS]

Signature page to Registration Rights Agreement dated December 5, 2000 among eVentures Group, Inc. the undersigned and certain of the other stockholders of eVentures Group, Inc.

                                   STOCKHOLDERS:

                                   ROCK CREEK PARTNERS II, LTD.

                                   By: Rock Creek Capital II, Ltd.
                                       its General Partner

                                       By: Rock Creek Capital, Inc.
                                           its General Partner

                                           By: /s/ M. Ashton Hudson
                                              ---------------------------------
                                           Name:   Ashton Hudson
                                           Title:  Vice President


                                   CB PRIVATE EQUITY PARTNERS LP

                                   By: CB Private Equity Partners LLC
                                       its General Partner

                                       By: CrossBow Ventures Inc.
                                           its Manager

                                           By: /s/ H. Hickman Powell
                                              ---------------------------------
                                           Name:  /s/ H. Hickman Powell
                                                 ------------------------------
                                           Title: Managing Director
                                                  -----------------------------




                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

                                   SCHEDULE I


                                     SHARES SUBSCRIBED FOR                        CONSIDERATION
                                                        SERIES D                                TELNEXT
                                COMMON STOCK        PREFERRED STOCK            CASH         PREFERRED STOCK
                                ------------        ---------------        -----------      ---------------
Rock Creek                         166,667               3,500             $ 3,500,000          333,334
CrossBow                           283,334               3,500             $ 3,500,000          566,667